UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                             FORM 8-K

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):
                         February 8, 2000


                     FAR EAST VENTURES, INC.
      (Exact name of registrant as specified in its charter)



Nevada                      000-24885                  88-0378451
(State of other       (Commission File No.)         (IRS Employer
jurisdiction of                               Identification No.)
incorporation)


4771 Sweetwater Blvd., Suite 125, Sugarland TX              77479
(Address of principal executive offices)               (Zip Code)


                          (505) 797-9230
       (Registrant's telephone number, including area code)

                      Registrant's Attorney:
                     Warren J. Soloski, Esq.
               11300 West Olympic Blvd., Suite 800,
                      Los Angeles, CA 90064
                          (310) 477-9742


                          Not Applicable
  (Former name or former address, if changed since last report.)


                This Report Consists of  2  Pages

Item 1  Changes in Control of Registrant

     The Registrant is now controlled by Churchill Resources, Inc., a Delaware corporation. The Registrant entered into a Plan and Agreement of Reorganization with Churchill Resources, Inc. ("Churchill") to acquire all its voting stock. The Registrant provided the sole shareholder of Churchill 4,500,000 shares of its restricted common stock which provided the Churchill shareholder, at the close of this transaction, 56.25% of the issued and outstanding common stock. Churchill was owned by R.
M. Frederick.


Item 2  Acquisition on Disposition of Assets

     Not Applicable


Item 3  Bankruptcy or Receivership

     Not Applicable.


Item 4  Changes in Registrant's Certifying Accountant

     The Registrant has retained the firm of Merdinger, Fruchter, Rosen & Corso, P.C., Certified Public Accountants, 888 7th
Avenue, New York, NY 10106.

     (a) The date of engagement is February 3, 2000.

     (b) There were no disagreements with the former accountant.

     (c) The accountants report for the last two (2) years was qualified as to uncertainty because of questions as to going concern.

     (d) The former accountant agrees with the statements made by the Registrant and a copy of his letter addressed to the Commission as to his agreement is attached hereto as Exhibit "A".

     (e) The decision to change accountants was approved by the Board of Directors.


Item 5  Other Events

     Upon the resignation of R. M. Frederick as Director and President the remaining members of the Board of Directors elected
Fred Beliway the new Chairman and President.  In addition,
Charles Keeling was elected to the Board of Directors to replace
R. M. Frederick.


Item 6  Resignations of Registrant's Directors

     R. M. Frederick has resigned as a Director and Officer of the Registrant on February 3, 2000. There were no disagreements between R. M. Frederick and the Registrant.


Item 7  Financial Statement and Exhibits

     Not Applicable


Item 8  Supplementary Information

     Not Applicable



                            Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Far East Ventures, Inc.
                                   (Registrant)



Dated:  February 8, 2000           By: /s/
                                   Fred Beliway
                                   CEO/Director

                           EXHIBIT "A"


                     BARRY L. FRIEDMAN, P.C.
                   Certified Public Accountant


1582 TULITA DRIVE                         OFFICE   (702) 361-8414
LAS VEGAS, NEVADA 89123                    FAX NO. (702) 896-0278

February 8, 2000

U.S. Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549

Re: Far East Ventures, Inc.

Dear Gentlepersons:

Please be advised that I was the former accountant of Far East
Ventures, Inc.. I agree with the statements of the Registrant made in Item 4. The Registrant may file a copy of this letter as an exhibit to its report on form 8-K.

Very truly yours,

/s/ Barry L. Friedman
Barry L. Friedman, P.C.